UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 1, 2006
                                                         ----------------

                           Crescendo Acquisition Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-50804                                 none
                 ---------                             -----------
         (Commission  File  Number)         (IRS  Employer Identification No.)


                         c/o Sofigen Treuunternehmen reg.
                                 Ratikonstr. 33
                                  Postfach 443
                                  FL-9490 Vaduz
                            Furstentum Liechtenstein
          ------------------------------------------------------------
          (Address  of  principal  executive  offices)     (Zip  Code)

                                 +423-233 31 88
                                 --------------
               Registrant's telephone number, including area code:

                                 Not applicable
                                 ---------------
                  (Former name, address and telephone number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

        (a) Effective on February 1, 2006, Industrial & Family Holding Ltd., a Marshall Islands' corporation, acquired 11,648,000 restricted common shares of Crescendo Acquisition Corp. (the "Company") from William Tay in a private purchase transaction. Effective on that same day, W.I.P. World International Project SA. Luxembourg acquired the same 11,648,000 shares from Industrial & Family Holding Ltd. in a private purchase transaction. W.I.P. World International Project SA. Luxembourg became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of Directors of Crescendo Acquisition Corp. nominated Giorgio Endrizzi to the Board of Directors and all former officers and directors, namely William Tay, resigned. Giorgio Endrizzi was then named President, Secretary and Treasurer of Crescendo Acquisition Corp.

       Prior to the sales, the Company had 11,648,000 shares of common stock outstanding.

       Copies of the Stock Purchase Agreements reflecting the sales of the 11,648,000 shares are attached hereto as exhibits. The foregoing description is modified by such reference.

       (b) The following table sets forth, as of February 6, 2006, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                              Name and Address of         Amount and Nature of  Percent of
Title of Class                Beneficial Owner (1)        Beneficial Ownership  Class (2)
----------------------------  -----------------------     --------------------  -----------

Common Stock                  W.I.P. World                          11,648,000         100%
                              International Project SA.
                              16 Avenue de La Porte Neuve
                              BP 6661-2016 Luxembourg (3)

Common Stock                  Giorgio Endrizzi                      11,648,000         100%
                              c/o Sofigen Treuunternehmen
                              reg., Ratikonstr. 33
                              Postfach 443, FL-9490 Vaduz
                              Furstentum Liechtenstein (3)

Common Stock                  All Officers and Directors as a
                              Group (1 person)                      11,648,000         100%
                                                                    ==========  ===========

-----------------
  (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
  (2) Based upon 11,648,000 shares issued and outstanding as of the date of this report.
  (3) The 11,648,000 shares of Common Stock are owned by W.I.P. World International Project SA. Luxembourg, of which Giorgio Endrizzi is an officer, director and principal stockholder.

ITEM  7.  FINANCIAL  STATEMENTS AND EXHIBITS



EXHIBITS

1.1. Share Purchase Agreement between William Tay and Industrial & Family Holding Ltd. dated as of November 24, 2005, filed as an exhibit to the Company's report on Form 8-K filed on February 1, 2006, and incorporated herein by reference.

1.2. Share Purchase Agreement between Industrial & Family Holding Ltd. and W.I.P. World International Project SA. Luxembourg dated as of February 1, 2006, and is filed as an exhibit herewith.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CRESCENDO ACQUISITION CORP.
                                         (Registrant)


                                          /s/ Giorgio Endrizzi
                                         ----------------------------------
                                         By: Giorgio Endrizzi
                                         Its: President and Director

Date: February 6, 2006